                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in the Kerr-McGee Corporation Annual Report on Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in or made a part of this amendment no. 2 to Form S-4 registration statement.


                                                     ARTHUR ANDERSEN LLP

Oklahoma City, Oklahoma

  June 18, 2001